FUNDVANTAGE TRUST
301 Bellevue Parkway
Wilmington, DE 19809

September 6, 2016

VIA EDGAR

Filing Desk

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	FundVantage Trust 1940 Act File No. 811-22027 1933 Act File No. 333-141120

Ladies and Gentlemen:

Pursuant to Rule 497(j) under the Securities Act of 1933, as amended (the “1933 Act”), the undersigned certifies on behalf of FundVantage Trust (the “Trust”), that, with the exception of the Prospectus and Statements of Additional Information (“SAI”) for the Shelton International Select Equity Fund (f/k/a WHV International Equity Fund), the Prospectus and SAI for the Insight Investment Grade Bond Fund, the Prospectus and SAI for the Shelton Tactical Credit Fund, the SAI for the Bradesco Latin American Equity Fund and the Bradesco Latin American Hard Currency Bond Fund, the SAI for the Pacific Capital Tax-Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund, the SAI for the Pemberwick Fund, the SAI for the Polen Global Growth Fund, the SAI for the SkyBridge Dividend Value Fund, and the SAI for the EIC Value Fund, each of the Prospectuses and SAIs dated September 1, 2016 (collectively, the “Prospectuses and SAIs”) that would have been filed under Rule 497(c) of the 1933 Act did not differ from the Prospectuses and SAIs contained in the Post-Effective Amendment No. 138 (the “Amendment”) to the Trust’s Registration Statement on Form N-1A. The Amendment was filed with the U.S. Securities and Exchange Commission via EDGAR on August 29, 2016 (SEC Accession No. 0001104659-16-141959).

Please contact John P. Falco, Esq. at 215.981.4659 or John M. Ford, Esq. at 215.981.4009 to discuss any questions or comments.

Very truly yours,

/s/ Joel Weiss

Joel Weiss
President & CEO

cc:	Mr. T. Richard Keyes Mr. John P. Falco, Esq. Mr. John M. Ford, Esq.